NORWEST MORTGAGE INC.
                              Subordinate Bid List

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Deal:                            NASCOR 1998-25 *              NASCOR 1998-26 *               NASCOR 1998-27
Product Type:                       30Yr                              30Yr                          15Yr
Subordinate Size:                 $ 43.125MM                       $ 22.50MM                       $ 8.28MM
Settle Date:                      10/28/98                          10/29/98                      10/29/98

Sub Levels and Rating Agencies:
    NMB                           **RATING         **RATING         **RATING       **RATING       **RATING          **RATING
   CLASS         RATING             LEVEL           AGENCY           LEVEL          AGENCY          LEVEL            AGENCY
     A           AAA/AAA            3.75%           S&P/DCR          4.50%         S&P/DCR          2.25%           S&P/DCR
     B1           AA/AA             2.25%           S&P/DCR          2.75%         S&P/DCR          1.30%           S&P/DCR
     B2            A/A              1.15%             DCR            1.30%           DCR            0.90%             DCR
     B3          BBB/BBB            0.70%             DCR            0.85%           DCR            0.60%             DCR
     B4           BB/BB             0.40%             DCR            0.55%           DCR            0.30%             DCR
     B5            B/B              0.20%             DCR            0.25%           DCR            0.15%             DCR

Collateral:                        $1150MM                           $500MM                        $368MM
Pass Thru:                          6.75%                            6.75%                          6.25%
Gross WAC:                          7.35%                            7.34%                          7.03%
Net WAC:                            7.08%                            7.07%                          6.77%
WAM:                                 357                              358                            178
WALTV:                               71%                              78%                            65%
California Percent:                  49%                              55%                            30%
Average Loan Balance:             $ 334,260                         $ 319,730                     $ 355,344
Max Loan Balance:                $ 1,196,579                        $ 990,098                    $91,486,025
Cash Out:                            14%                               9%                            13%
Primary Residence:                   97%                              98%                            96%
Single Family Detached:              92%                              92%                            94%
Full Documentation %:                93%                              93%                            90%
Uninsured >80% LTV %:                1%                                3%                            1%
WTD. FICO:                           730                              729                            735
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Deal:                               NASCOR 1998-28 *
Product Type:                         30Yr (Relo)
Subordinate Size:                     $ 16.6MM
Settle Date:                           10/28/98

Sub Levels and Rating Agencies:
    NMB                                **RATING            **RATING
   CLASS         RATING                  LEVEL              AGENCY
     A           AAA/AAA                 3.20%             S&P/Fitch
     B1           AA/AA                  2.00%             S&P/Fitch
     B2            A/A                   0.75%               Fitch
     B3          BBB/BBB                 0.50%               Fitch
     B5            B/B                   0.15%               Fitch

Collateral:                                        $519.3MM
Pass Thru:                                           6.00%
Gross WAC:                                           6.79%
Net WAC:                                             6.52%
WAM:                                                  358
WALTV:                                                78%
California Percent:                                   22%
Average Loan Balance:                              $ 351,485
Max Loan Balance:                                 $51,247,446
Cash Out:                                             0%
Primary Residence:                                   100%
Single Family Detached:                               97%
Full Documentation %:                                 52%
Uninsured >80% LTV %:                                 11%
WTD. FICO:                                            737



* Collateral files are prior to "Due Diligence", minor changes are to be expected. Subordinate class purchasers will be required to accept results from and share expenses for due diligence performed by the applicable AAA underwriter.

** Preliminary estimates on these rating levels and rating agencies.


                            THE INFORMATION CONTAINED
                            HEREIN WILL BE SUPERSEDED
                            BY THE DESCRIPTION OF THE
                            MORTGAGE LOANS CONTAINED
                                IN THE PROSPECTUS
                                   SUPPLEMENT.


       For additional information contact Greg LaVallee at (314) 726-3977.